UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

GRIFFON CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-06620

Delaware	11-1893410
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

712 Fifth Avenue, 18th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 957-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 1 to Purchase Agreement

As previously disclosed, Griffon Corporation (“Griffon”), through its subsidiary, ClosetMaid Acquisition Corp. (now known as ClosetMaid LLC) (“Buyer”), entered into an Asset and Stock Purchase Agreement (the “Purchase Agreement”) on September 1, 2017 to purchase the “ClosetMaid” business from Emerson Electric Co. (“Emerson”) (the “ClosetMaid Acquisition”) for a purchase price of $260 million on a cash-free, debt-free basis (with a normalized level of working capital). The consummation of the ClosetMaid Acquisition is subject to the satisfaction or waiver of certain closing conditions.

On September 25, 2017, Buyer and Emerson entered into an amendment (the “Amendment”) to the Purchase Agreement pursuant to which, among other things, Buyer and Emerson agreed to reduce the purchase price for the ClosetMaid Acquisition to $200 million on a cash-free, debt-free basis (with a normalized level of working capital). After taking into account estimated tax benefits resulting from the ClosetMaid Acquisition (as described below), the estimated effective purchase price was reduced from $225 million to $175 million. The purchase price may be adjusted based on the Final Closing Working Capital, Final Closing Indebtedness, Final Transaction Expenses (each as defined in the Purchase Agreement) and a required minimum 2017 EBITDA level. Subsequent to our entering into the Purchase Agreement, ClosetMaid management reported that the trend of increased manufacturing costs that occurred primarily during the quarter ended June 30, 2017 continued through the fourth quarter, resulting in unanticipated decreases in operating results. ClosetMaid management also indicated it expects this trend to impact future results. The terms of the Amendment are intended to ensure that the valuation metrics used by the parties in establishing the original purchase price are maintained.

Tax Election

Griffon and Emerson will make a joint election under Section 338(h)(10) of the Internal Revenue Code, permitting the ClosetMaid Acquisition to be treated as an asset purchase for tax purposes. This election is expected to generate a tax benefit with an estimated present value of $25 million for Griffon.

Financing of the ClosetMaid Acquisition

Griffon intends to finance the Purchase Price, including all fees and expenses related to the ClosetMaid Acquisition, through the proceeds of a senior notes offering of up to $200 million in a private placement, subject to market and other conditions (the “Proposed Notes Offering”), and cash on hand.

As previously announced, in connection with the Purchase Agreement, on September 1, 2017 Griffon entered into a Debt Commitment Letter (the “Debt Commitment Letter”) with Deutsche Bank AG Cayman Islands Branch, as sole administrative agent and initial lender (“DBCI”), and Deutsche Bank Securities Inc., as sole book-running manager and lead arranger (“DBSI” and, together with DBCI, the “DB Lenders”). Pursuant to the Debt Commitment Letter, DBCI committed to provide 100% of the principal amount of an unsecured senior bridge facility (the “Bridge Facility”) from one or more lenders in an aggregate amount of up to $275 million, less the aggregate amount of new senior notes issued pursuant to the Proposed Notes Offering.

In connection with the purchase price reduction, on September 25, 2017, Griffon entered into an Amended and Restated Debt Commitment Letter (the “Amended and Restated Debt Commitment Letter”) to reduce the debt commitment amount from $275 million to $200 million. Funding of the financing under the Amended and Restated Debt Commitment Letter is subject to customary conditions, including, without limitation, execution and delivery of definitive documentation consistent with the Amended and Restated Debt Commitment Letter.

Incorporation by Reference

A copy of the Amendment and the Amended and Restated Debt Commitment Letter are attached as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Amendment and the Amended and Restated Debt Commitment Letter have been included to provide investors and security holders with information regarding the terms of the Amendment and the Amended and Restated Debt Commitment Letter, do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment and the Amended and Restated Debt Commitment Letter.

Other than as expressly modified by the Amendment, the Purchase Agreement, which was previously filed as Exhibit 2.1 to Griffon’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2017, remains in full force and effect.

Item 7.01.	Regulation FD Disclosure

On September 27, 2017, Griffon issued a press release announcing the commencement of the Proposed Notes Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Certain Information

Attached as Exhibit 99.4 hereto are selected portions of information from an offering memorandum that Griffon expects to disclose to investors in connection with the Proposed Notes Offering. There can be no assurance that the Proposed Notes Offering will be completed as described in the offering memorandum.

The information under item 7.01 in this Current Report on Form 8-K, as well as in Exhibit 99.2 and Exhibit 99.4, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On September 26, 2017, Griffon issued a press release in which it announced, among other things, that it entered into the Amendment. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed Transaction, the management of Griffon and Griffon’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Griffon on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Griffon nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Griffon’s control. These factors include: failure to consummate or a delay in consummating the ClosetMaid Acquisition for other reasons; changes in laws or regulations; failure to obtain anticipated tax benefits from the ClosetMaid Acquisition; and changes in general economic conditions. Griffon undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to Griffon’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Amendment No. 1 to Asset and Stock Purchase Agreement, entered into September 25, 2017, by and among Emerson Electric Co. and ClosetMaid LLC.*

99.1	Amended and Restated Debt Commitment Letter, dated September 25, 2017, among Griffon Corporation, Deutsche Bank AG Cayman Islands Branch, as sole administrative agent and initial lender, and Deutsche Bank Securities Inc., as sole book-running manager and lead arranger.

99.2	Press Release of Griffon Corporation, dated September 27, 2017.

99.3	Press Release of Griffon Corporation, dated September 26, 2017.

99.4	Selected portions of information from an offering memorandum that Griffon expects to disclose to investors in connection with its private placement.

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: September 27, 2017	By:	/s/ Seth L. Kaplan
Seth L. Kaplan
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 1 to Asset and Stock Purchase Agreement, entered into September 25, 2017, by and among Emerson Electric Co. and ClosetMaid LLC.*

99.1	Amended and Restated Debt Commitment Letter, dated September 25, 2017, among Griffon Corporation, Deutsche Bank AG Cayman Islands Branch, as sole administrative agent and initial lender, and Deutsche Bank Securities Inc., as sole book-running manager and lead arranger.

99.2	Press Release of Griffon Corporation, dated September 27, 2017.

99.3	Press Release of Griffon Corporation, dated September 26, 2017.

99.4	Selected portions of information from an offering memorandum that Griffon expects to disclose to investors in connection with its private placement.

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.